UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

                On October 28, 2004, the Registrant issued a press release announcing earnings for the third quarter ended September 30, 2004.  In connection therewith, the Registrant also announced an increase in its stock purchase program and an increase in the quarterly cash dividend on its common stock.  A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.	The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit 99	Press release of the Registrant, dated October 28, 2004, announcing earnings for the third quarter ended September 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

By:		/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General
Counsel and Secretary

Date:  October 27, 2004

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of the Registrant, dated October 28, 2004, announcing earnings for the third quarter ended September 30, 2004